SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                              Date of Report (Date
                          of earliest event reported):

                                September 4, 2002
                    ----------------------------------------


                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                               1-8002                         04-2209186
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                                   Identification
                                                                       Number)

81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts                                                02454-9046
(Address of principal executive offices)                              (Zip Code)



                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     (a) Financial Statements of Business Acquired: Not applicable.

     (b) Pro Forma Financial Information: Not applicable.

     (c) Exhibits:

          99.1 Statement Under Oath of Principal Executive Officer, dated September 4, 2002.

          99.2 Statement Under Oath of Principal Financial Officer, dated September 4, 2002.

Item 9.  Regulation FD Disclosure

     On September 4, 2002, each of the Principal Executive Officer, Richard F. Syron, and Principal Financial Officer, Theo Melas-Kyriazi, of Thermo Electron Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. Although these statements were not due until November 12, 2002, each of the officers has chosen to submit the sworn statements at this time.

     A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 5th day of September 2002.


                                        THERMO ELECTRON CORPORATION


                                        By:     /s/ Kenneth J. Apicerno
                                                -----------------------------
                                                Kenneth J. Apicerno
                                                Treasurer

                                  EXHIBIT INDEX


Exhibit
Number   Description
--------------------------------------------------------------------------------

99.1 Statement  Under Oath of Principal  Executive  Officer,  dated September 4,
     2002.

99.2 Statement  Under Oath of Principal  Financial  Officer,  dated September 4,
     2002.

                                                                    EXHIBIT 99.1

    STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Richard F. Syron, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Thermo Electron Corporation, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for fiscal year ended December 29, 2001 of Thermo Electron Corporation;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Thermo Electron Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.

                                      Subscribed and sworn to
                                      before me this 4th day of September, 2002.
 /s/ Richard F. Syron                 /s/ Barbara J. Lucas
--------------------------            ------------------------------
 Richard F. Syron                     Notary Public: Barbara J. Lucas
 Principal Executive Officer          My Commission Expires: June 9, 2006
 September 4, 2002

                                                                    EXHIBIT 99.2


      STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS
               AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Theo Melas-Kyriazi, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Thermo Electron Corporation, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for fiscal year ended December 29, 2001 of Thermo Electron Corporation;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Thermo Electron Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


                                      Subscribed and sworn to
                                      before me this 4th day of September, 2002.
/s/ Theo Melas-Kyriazi                /s/ Barbara J. Lucas
----------------------------          ----------------------------------
Theo Melas-Kyriazi                    Notary Public: Barbara J. Lucas
Principal Financial Officer           My Commission Expires: June 9, 2006
September 4, 2002